SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2003

INTERNET PICTURES CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	000-26363	52-2213841

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3160 CROW CANYON ROAD, SAN RAMON, CALIFORNIA	94583

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 242-4002

N/A

(Former name or former address, if changed since last report)

SIGNATURES
Exhibit Index
EX-99.1 PRESS RELEASE

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits

Exhibit
Number	Description

99.1	Press Release dated August 14, 2003

ITEM 12: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.”

On August 14, 2003, Internet Pictures Corporation issued a press release announcing its financial results for the quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNET PICTURES CORPORATION

Dated: August 14, 2003

/s/ Paul Farmer

Paul Farmer Chief Financial Officer

Exhibit Index

Exhibit
Number	Description

99.1	Press Release dated August 14, 2003